BBH HIGH YIELD FIXED INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                October 31, 2000


                                                         Maturity
   Principal Amount                                        Date      Interest Rate         Value
----------------------                                   --------    -------------   -----------------
                   Corporate Bonds (88.6%)
                   Aeorspace (4.7%)
     $   1,000,000   Be Aerospace                        11/01/08        9.500%      $         990,000
         1,000,000   Fairchild Corp.                     04/15/09       10.750                 800,000
                                                                                     -----------------
                      Total Aerospace                                                        1,790,000
                                                                                     -----------------

                   Food and Beverages (4.7%)
         1,000,000   Aurora Foods, Inc.                  02/15/07        9.875                 750,000
         1,000,000   Canandiagua Wine                    08/01/06        8.625               1,002,500
         1,379,000   Cott Corp.                          05/01/07        8.500               1,303,155
         1,000,000   Del Monte Foods Co.*                12/15/07           --                 750,000
         1,000,000   Fleming Co., Inc.                   12/01/04       10.500                 850,000
                                                                                     -----------------
                      Total Beverages                                                        4,655,655
                                                                                     -----------------

                    Chemical (2.0%)
         1,000,000   Lyondell Chemical Co.               05/01/07        9.875                 980,000
                                                                                     -----------------

                    Consumer Goods/Durables (10.5%)
         1,000,000   Crown Cork & Seal Finance, Plc.     12/15/03        6.750                 730,000
         1,000,000   Jostens, Inc+                       05/01/10       12.750                 970,000
         1,000,000   Salton, Inc.                        12/15/05       10.750                 975,000
         1,500,000   Westpoint Steven                    06/15/05        7.875               1,110,000
                                                                                     -----------------
                      Total Consumer Goods/Durables                                          3,785,000
                                                                                     -----------------

                    Energy (4.6%)
           250,000   AES Corp.                           09/15/10        9.375                 248,576
           250,000   AES Drax Energy Limited+            08/30/10       11.500                 263,457
           500,000   CMS Energy Corp.                    10/15/07        9.875                 505,249
           250,000   Nuevo Energy Co.+                   10/01/10        9.375                 249,375
         1,000,000   Pride Petroleum Services, Inc.      05/01/07        9.375               1,011,250
         1,000,000   RBF Finance Co.                     03/15/09       11.375               1,142,500
                                                                                     -----------------
                      Total Energy                                                           3,420,407
                                                                                     -----------------

                    Healthcare (3.7%)
         1,000,000   Healthsouth Corp.                   04/01/03        3.250                 854,930
         1,000,000   Tenet Healthcare Corp.              01/15/05        8.000                 985,000
                                                                                     -----------------
                      Total Healthcare                                                       1,839,930
                                                                                     -----------------

                    Housing (1.5%)
           750,000   Standard Pacific Corp.              09/15/10        9.500                 750,000
                                                                                     -----------------

                      BBH HIGH YIELD FIXED INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                October 31, 2000


                                                              Maturity
   Principal Amount                                             Date     Interest Rate         Value
----------------------                                        --------   -------------   -----------------
                        Manufacturing (5.6%)
       $     1,000,000   Actuant Corp.+                       05/01/09       13.000%     $         980,000
             1,000,000   Oxford Automotive, Inc.              06/15/07       10.125                840,000
             1,000,000   Lear Corp.                           05/15/09        8.110                922,500
                                                                                         -----------------
                          Total Manufacturing                                                    2,742,500
                                                                                         -----------------

                        Media (3.8%)
             1,000,000   Adelphia Communications Corp.        03/01/07        9.875                902,500
             1,000,000   Callahan Nord+                       07/15/10       14.000                965,000
                                                                                         -----------------
                          Total Media                                                            1,867,500
                                                                                         -----------------

                        Paper/Forest Products (3.6%)
             1,050,000   Tembec Finance Corp.                 09/30/05        9.875              1,073,625
                                                                                         -----------------

                        Recreational (3.6%)
               750,000   Anchor Gaming                        10/15/08        9.875                757,500
             1,000,000   Mandalay Resort+                     08/01/07       10.250              1,025,000
             1,000,000   Park Place Entertainment             09/15/08        8.875                980,000
                                                                                         -----------------
                          Total Recreational                                                     2,762,500
                                                                                         -----------------

                        Restaurants/Lodging (2.5%)
             1,250,000   Host Marriott+                       10/01/07        9.250              1,240,625
             1,500,000   Sbarro, Inc.                         09/15/09       11.000              1,515,000
                                                                                         -----------------
                          Total Restaurants/Lodging                                              2,755,625
                                                                                         -----------------

                        Retail (6.8%)
             1,000,000   Finlay Enterprises                   05/01/08        9.000                900,000
             1,000,000   Pantry, Inc. (The)                   10/15/07       10.250                925,000
                                                                                         -----------------
                          Total Retail                                                           1,825,000
                                                                                         -----------------

                        Services (7.9%)
             1,000,000   Allied Waste                         08/01/09       10.000                865,000
             1,000,000   Budget Group, Inc.                   04/01/06        9.125                450,000
               250,000   CB Browning Ferris                   09/15/35        7.400                172,500
             1,250,000   SC International Services            09/01/07        9.250              1,203,125
             1,000,000   United Rentals, Inc.                 01/15/09        9.250                820,000
             1,000,000   Weight Watchers International Co.    10/01/09       13.000              1,060,000
                                                                                         -----------------
                          Total Services                                                         4,570,625
                                                                                         -----------------

                        Steel (2.1%)
             1,000,000   Armco, Inc.                          12/01/08        8.875                945,000
                                                                                         -----------------

                        Supplies (2.1%)
             1,000,000   Buhrmann, Inc.                       11/01/09       12.250              1,010,000
                                                                                         -----------------

                      BBH HIGH YIELD FIXED INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                October 31, 2000


                                                                     Maturity
   Principal Amount                                                     Date      Interest Rate         Value
-----------------------                                             -----------   -------------    -----------------
                        Telecommunications (7.5%)
        $    1,000,000   Echostar Broadband Corp.+                    10/01/07       10.375%       $       1,000,000
             1,000,000   Flag Telecommunication Holding Limited       03/30/10       11.625                  840,000
             1,000,000   Global Crossing                              05/15/08        9.625                  957,500
             1,750,000   Pinnacle Holdings*                           03/15/08           --                1,015,000
             1,000,000   Williams Communications Group, Inc.+         08/01/10       11.875                  870,000
                                                                                                   -----------------
                          Total Telecommunications                                                         4,682,500
                                                                                                   -----------------

                        Transportation (3.8%)
             1,000,000   Atlas Air, Inc.                              11/15/06        9.375                  990,000
             1,070,000   Interpool, Inc.                              03/01/03        6.625                  856,000
               250,000   Kansas City Southern                         10/01/08        9.500                  253,750
                                                                                                   -----------------
                          Total Transportation                                                             2,099,750
                                                                                                   -----------------
                          Total Corporate Bonds                                                           43,555,617
                                                                                                   -----------------

        Shares
-----------------------
                       Warrants and Preferred Stock (2.1%)
                 1,000   Jostens, Inc. Warrants*                                                             27,372
                 1,000   TNP Enterprises, Inc. (Preferred Stock)                                          1,000,000
                                                                                                  -----------------
                          Total Warrants and Preferred Stock                                              1,027,372
                                                                                                  -----------------

TOTAL INVESTMENTS (identified cost $46,240,401) (a)........................        90.7 %                44,582,989
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................         9.3                   4,589,923
                                                                              -------------------------------------
NET ASSETS.................................................................       100.0 %         $      49,172,912
                                                                              =====================================

----------
(a) The aggregate cost for federal income tax purposes is $46,240,401, the aggregate gross unrealized appreciation is $183,389, and the aggregate gross unrealized depreciation is $1,840,801, resulting in net unrealized depreciation of $1,657,412.

+     144A Security

*     Non-Income Producing Security

                      BBH HIGH YIELD FIXED INCOME PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2000

ASSETS:
      Investments in securities, at value
          (identified cost $46,240,401) ..................    $     44,582,989
      Cash ...............................................           2,277,378
      Receivables for:
          Investments sold ...............................           1,174,618
          Interest .......................................           1,172,044
                                                              ----------------
              Total Assets ...............................          49,207,029
                                                              ----------------

LIABILITIES:
      Payables for:
          Expense payment fee ............................              31,675
          Administration fee .............................               2,442
                                                              ----------------
              Total Liabilities ..........................              34,117
                                                              ----------------
NET ASSETS ...............................................    $     49,172,912
                                                              ================

                      BBH HIGH YIELD FIXED INCOME PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the period from June 23, 2000
                (Commencement of Operations) to October 31, 2000

NET INVESTMENT INCOME:
      Income:
          Interest (Net of foreign
              withholding tax of $34,873) ..................   $     925,768
          Other income .....................................          70,201
                                                               -------------
              Total Income .................................         995,969
                                                               -------------
      Expenses:
          Expense payment fee   ............................          47,031
          Administrative fee ...............................           3,597
                                                               -------------
              Total Expenses ...............................          50,628
                                                               -------------
              Net Investment Income ........................         945,341
                                                               -------------
NET REALIZED AND UNREALIZED LOSS:
      Net realized loss on investments .....................         (65,592)
      Net change in unrealized depreciation on
          investments ......................................      (1,657,412)
                                                               -------------
          Net Realized and Unrealized Loss .................      (1,723,004)
                                                               -------------
      Net Decrease in Net Assets Resulting from
          Operations  ......................................   $    (777,663)
                                                               =============

                      BBH HIGH YIELD FIXED INCOME PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                             For the period from
                                                                June 23, 2000
                                                              (Commencement of
                                                               Operations) to
                                                              October 31, 2000
                                                             -------------------
INCREASE IN NET ASSETS:
      Operations:
          Net investment income .............................       945,341
          Net realized loss on investments ..................       (65,592)
          Net change in unrealized depreciation on
              investments ...................................    (1,657,412)
                                                               ------------
              Net decrease in net assets resulting from
                 operations .................................      (777,663)
                                                               ------------
      Capital Transactions:
          Proceeds from contributions .......................    49,950,575
          Fair value of withdrawals .........................            --
                                                               ------------
              Net increase in net assets resulting from
                 capital transactions .......................    49,950,575
                                                               ------------
                 Total increase in net assets ...............    49,172,912
NET ASSETS:
      Beginning of period ...................................            --
                                                               ------------
      End of period .........................................  $ 49,172,912
                                                               ============

                      BBH HIGH YIELD FIXED INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 Selected per share data and ratios for a share
                        outstanding throughout the period


                                                            For the period from
                                                               June 23, 2000
                                                             (Commencement of
                                                              Operations) to
                                                             October 31, 2000
                                                            -------------------
Total Return(2)  ............................................     (1.31)%

Ratios/Supplemental Data:
      Net assets, end of period (000's omitted).............. $    49,173

      Expenses as a percentage of average net assets(2)......       0.50%(1)

      Ratio of net investment income to average net assets...       9.20%(1)

      Portfolio turnover rate  ..............................         25%

----------
      (1) Annualized.

      (2) Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:

               Ratio of expenses to average net assets  ........    0.77%(1)
               Total Return  ...................................  (1.58)%

                      BBH HIGH YIELD FIXED INCOME PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


      1. Organization and Significant Accounting Policies. BBH High Yield Fixed Income Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which was organized as a trust under the laws of the State of New York on August 15, 1994. The Portfolio commenced operations on June 23, 2000. The Declaration of Trust permits the Trustees to create an unlimited number of beneficial interests in the Portfolio.

      The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

            Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Board of Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Board of Trustes.

            B. Accounting for Investments. Investment transactions are accounted for on the trade date. Realized gains and losses, if any, from investment transactions are determined on the basis of identified cost. Interest income is accrued daily and consists of interest accrued, discount earned (including both original issue and market discount) and premium amortization on the investments of the Portfolio.

            C. Federal Income Taxes. The Portfolio is treated as a partnership for Federal Income tax purposes and its operations are conducted in such a way that it is not to be considered engaged in a U.S. trade or business for U.S. tax purposes. It is intended that the Portfolio's assets will be managed in such a way that an Investor in the Portfolio will be able to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is necessary.

                      BBH HIGH YIELD FIXED INCOME PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (continued)

      2.    Transactions with Affiliates.

      Investment Advisory Fee. The Portfolio has an investment advisory agreement with Brown Brothers Harriman (the "Adviser") for which the Adviser receives a fee calculated and paid monthly at an annual rate equivalent to 0.35% of the Portfolio's average daily net assets.

      Administrative Fee. The Portfolio has an administration agreement with Brown Brothers Harriman (the "Administrator") for which the Administrator receives a fee from the Portfolio calculated daily and paid monthly at an annual rate equivalent to 0.035% of the Portfolio's average daily net assets. The Administrator has a subadministration services agreement with the 59 Wall Street Administrators, Inc. for which the 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the period ended October 31, 2000, the Portfolio incurred $3,597 for administrative services.

      Custody Fee. The Portfolio has a custody agreement with Brown Brothers Harriman (the "Custodian") for which the Custodian receives a fee calculated and paid monthly. Custody fees were reduced by $26,954 as a result of an expense off set arrangement with the Portfolio's custodian.

      Expense Payment Fee. Brown Brother Harriman Trust Company, LLC pays certain expenses of the Portfolio and receives a fee from the Portfolio, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 0.50% of the Portfolio's average daily net assets. For the period ended October 31, 2000, Brown Brothers Harriman Trust Company, LLC incurred $79,004 in expenses, including investment advisory fees of $35,978 and custody fees of $7,656 on behalf of the Portfolio. The expense reimbursement agreement will terminate when the aggregate amount of fees received by Brown Brothers Harriman Trust Company, LLC thereunder equals the aggregate amount of expenses paid by Brown Brothers Harriman Trust Company, LLC.

      3. Investment Transactions. For the period ended October 31, 2000, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $52,699,040 and $6,519,285, respectively.

[Letterhead of Deloitte & Touche]

                                                                 [LOGO] Deloitte
                                                                        & Touche

                          INDEPENDENT AUDITORS' REPORT

Board of Trustees and Investors
BBH High Yield Fixed Income Portfolio:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH High Yield Fixed Income Portfolio as of October 31, 2000, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from June 23, 2000 (Commencement of Operations) to October 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of BBH High Yield Fixed Income Portfolio at October 31, 2000, and the results of its operations, the changes in its net assets, and its financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States of America.




DELOITTE & TOUCHE LLP


Boston, Massachusetts
December 22, 2000